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                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-QSB of Rocketinfo Inc. for the quarter ended June 30, 2006, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Quarterly Report on Form 10-QSB of Rocketinfo Inc. for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, fairly presents in all material respects, the financial condition and results of operations of Rocketinfo Inc.



By:               -----------------------
Name:             Randy Lutz
Title:            CHIEF EXECUTIVE OFFICER
Date:             August 21, 2006



By:               -----------------------
Name:             Ray Welt
Title:            Chief Financial Officer
Date:             August 21, 2006